Exhibit 10.26
AMENDMENT NO. 1 TO MANAGEMENT RIGHTS LETTER AGREEMENTS
     This Amendment No. 1 to the Management Rights Letter Agreements, dated as of February 6, 2006 (this “Amendment”), hereby amends those certain Management Rights Letter Agreements, dated as of September 30, 2003 (collectively, the “Management Rights Agreements”), by and among Eagle Test Systems, Inc., an Illinois corporation (the “Company”) and each of the Investors named herein (collectively, the “Investors”).
W I T N E S S E T H:
     WHEREAS, the Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-1 in connection with its anticipated initial public offering.
     WHEREAS, the parties hereto desire to amend the Management Rights Agreements.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
     1. Each of the Management Rights Agreements is hereby amended by adding the following paragraph immediately after the second paragraph:
     “This letter shall terminate upon the closing of the Company’s initial public offering.”
     2. Ratification of Agreement. Each of the Management Rights Agreements, as amended by this Amendment, is hereby ratified, approved and confirmed in each and every respect. Except as specifically amended or modified herein, each of the Management Rights Agreements shall continue in full force and effect in accordance with the terms thereof.
     3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed as of the date set forth above.

THE COMPANY: EAGLE TEST SYSTEMS, INC.
By:	/s/ Theodore Foxman
	Name:	Theodore Foxman
	Title:	Chief Operating Officer and Executive Vice President

Acknowledged and Agreed: INVESTORS: TA IX L.P. By: TA Associates IX LLC, its General Partner By: TA Associates, Inc., its Manager
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA/ATLANTIC AND PACIFIC IV L.P. By: TA Associates AP IV L.P., its General Partner By: TA Associates, Inc., its General Partner
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA STRATEGIC PARTNERS FUND A L.P. By: TA Associates SPF L.P., its General Partner By: TA Associates, Inc., its General Partner
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA STRATEGIC PARTNERS FUND B L.P. By: TA Associates SPF L.P., its General Partner By: TA Associates, Inc., its General Partner
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA INVESTORS LLC By: TA Associates, Inc., its Manager
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA SUBORDINATED DEBT FUND, L.P. By: TA Associates SDF LLC., its General Partner By: TA Associates, Inc., its Manager
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer